AQUILAsm
Group of Funds

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                           800-437-1020 * 212-697-6666

                                   Prospectus



Class A Shares
Class C Shares                                                 April 30, 2003




     Aquila Rocky Mountain Equity Fund (the "Fund") is a mutual fund whose objective is capital appreciation. It seeks to achieve its objective through investment in securities (primarily common stock or other equity securities) of companies having a significant business presence in the general Rocky Mountain region of our country.


     For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

         PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
         800-437-1000 toll free

         For general inquiries & yield information
         800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....3
Fees and Expenses of the Fund....................5
Investment of the Fund's Assets..................6
Fund Management..................................7
Net Asset Value per Share........................8
Purchases .......................................8
Redeeming Your Investment.......................10
Alternative Purchase Plans......................14
Dividends and Distributors......................19
Tax Information.................................20
Financial Highlights............................21

         The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

The Fund's investment objective, which is a fundamental policy of the Fund, is to purchase and hold securities for capital appreciation.

"What is the Fund's investment strategy?"


     We call the general area consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming the "Rocky Mountain Region." The Fund seeks to achieve its objective by investing primarily in equity securities of companies ("Rocky Mountain Companies") having a significant business presence in the Rocky Mountain Region. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. Under normal circumstances the Fund will invest at least 80% of its assets in securities issued by such companies. In addition to common stocks, equity securities can include preferred stock and convertible fixed-income securities. In general, the Manager follows a "value" approach to investing.


"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller companies may experience different growth rates and higher failure rates than those of larger companies having longer operating histories.

     The Fund invests in companies varying widely in market capitalization, reflecting the different sizes of companies doing business in the Rocky Mountain Region. Although the Fund may invest in large capitalization companies, it is anticipated that the companies represented in the Fund's portfolio will be primarily those having market capitalization of middle to smaller size which the Manager believes offer the potential of capital appreciation due to their overall characteristics. These companies are comparatively less well known and may have less trading in their shares than larger companies. The prices of securities of such companies may be more volatile than the prices of securities of issuers which are more mature and have larger capitalizations and whose securities are more actively traded.

     Convertible fixed-income investments are subject to interest rate and credit risks.

     Because the Fund will invest most, and may invest all, of its assets in Rocky Mountain Companies, it may have less diversification and may experience greater volatility than funds without this investment policy. Furthermore, because the Fund's assets are subject to economic and other conditions affecting the various states which comprise the Rocky Mountain Region, an economic down-turn in one or more of those states could adversely affect the Fund's performance.

     Investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE


     The bar chart shown below provides an indication of the risks of investing in Aquila Rocky Mountain Equity Fund by showing changes in performance of the Fund's Class A Shares from year to year over an eight-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart
Annual Total Returns - Class A Shares
1995-2002



28

24                      23.01
                         XXXX        20.56
20%         19.68        XXXX        XXXX
             XXXX 18.68  XXXX        XXXX
16%          XXXX  XXXX  XXXX        XXXX
             XXXX  XXXX  XXXX        XXXX
12%          XXXX  XXXX  XXXX        XXXX
             XXXX  XXXX  XXXX        XXXX
8%           XXXX  XXXX  XXXX        XXXX          7.73
             XXXX  XXXX  XXXX        XXXX          XXXX
4%           XXXX  XXXX  XXXX        XXXX          XXXX
             XXXX  XXXX  XXXX        XXXX          XXXX
0%           XXXX  XXXX  XXXX        XXXX          XXXX
                               XXXX         XXXX           XXXX
-4%                            XXXX        -0.55           XXXX
                               XXXX                        XXXX
-8%                           -5.31                        XXXX
                                                           XXXX
-12%                                                       XXXX

-16%                                                      -15.36

             1995  1996  1997  1998  1999   2000   2001    2002

                           Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended December 31, 2001) and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

Note: The Fund's Class A Shares are sold subject to a maximum 4.25% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.


                           Average Annual Total Return


For the period                                           Since
ended December 31, 2002             1 Year    5 Years    Inception(1)

Aquila Rocky Mountain Equity Fund
Class A Shares(2)

   Return before taxes             (18.96)%    (0.17)%     6.23%(3)
   Return after taxes on
     Distributions                 (18.96)%    (0.39)%     5.81%(3)
   Return after taxes on
     Distributions and
     Redemptions                   (11.64)%    (0.18)%     5.04%(3)
Russell 2000 Index(4)              (20.47)%    (1.30)%     7.01%(3)

For the period                                           Since
ended December 31, 2002             1 Year    5 Years    Inception(5)

Aquila Rocky Mountain Equity Fund
Class C Shares

Return before taxes                (16.84)%(6)  (0.07)%    4.03%

Russell 2000 Index(4)              (20.47)%     (1.30)%    2.84%

(1) Since July 22, 1994 for Class A Shares.

(2) The average annual total returns for Class A Shares reflect the maximum 4.25% sales load.

(3) The average annual total return for Class A Shares shown from commencement of operations reflects the maximum 4.75% sales load in effect at that time. The maximum sales load was changed to 4.25% on May 1, 1996

(4) The Russell 2000 Index is an unmanaged index of small company stocks throughout the United States.

(5) Since May 21, 1996 for Class C Shares.

(6) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A           Class C
                                                  Shares            Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
 imposed on Purchases
 (as a percentage of offering price)............... 4.25%             None
Maximum Deferred Sales Charge (Load)
 (as a percentage of the lesser of
 redemption value or purchase price)............    None(1)           1.00%(2)
Maximum Sales Charge (Load)
 imposed on Reinvested Dividends or
 Distributions
 (as a percentage of offering price)............... None               None
Redemption Fee (as a percentage of
  redemption proceeds)..............................None(3)            None
Exchange Fees ......................................None               None
Annual Fund Operating Expenses
 (expenses that are deducted from
 the Fund's assets)(4)
Management Fee (4)..................................1.50%              1.50%
Distribution (12b-1) Fee ...........................0.25%              0.75%
Other:
 Service Fee ...................................... None               0.25%
 Other Expenses (4)................................ 2.42%              2.42%
 Total(4                            ).............. 2.42%              2.67%
Total Annual Fund
 Operating Expenses (4).............................4.17%              4.92%
Total Fee Waivers
 and/or Reimbursement(5)..........................  2.67%              2.67%
Net Expenses(5) ....................................1.50%              2.25%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge ("CDSC") of up to 1% if your shares are redeemed during the first two years after purchase and 0.50 of 1% if your shares are redeemed during the third and fourth years after purchase. Purchases without sales charge of Class A Shares with the proceeds of redemptions of shares of other investment companies and certain promotional programs also carry a CDSC. Through December 31, 2003, or until the net assets of the Fund reach $9 million, whichever first occurs, all sales load charges are waived on purchases of Class A Shares; these shares are considered Promotional CDSC Class A Shares and are subject to a maximum CDSC of 3%.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if your shares are redeemed during the first 12 months after purchase.

(3) If you purchase Class A Shares without a sales charge and the shares are not subject to a contingent deferred sales charge, you will pay a redemption fee of 2.00% of the redemption value of any of those shares that you redeem within 120 days of purchasing them.

(4) The actual expense ratios for the fiscal year ended December 31, 2002 after giving effect to the waivers, expense reimbursement, and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 1.50% for Class A Shares and 2.25% for Class C Shares.

(5) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2003 through December 31, 2003 so that total Fund expenses will not exceed 1.50% for Class A Shares or 2.25% for Class C Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year (6)       3 years    5 years    10 years
Class A Shares             $571             $1,405     $2,252     $4,432
Class C Shares             $328             $1,240     $2,254     $4,511(7)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares             $228             $1,240     $2,524     $4,511(7)

(6) Absent fee waivers and reimbursements, one-year expenses would be $826 for Class A Shares, $492 for Class C Shares without redemption and $592 for Class C Shares with redemption, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

(7) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

     The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation, primarily through the common stocks or other equity securities of companies having a significant business presence in the Rocky Mountain Region of the country.

"What is the Rocky Mountain Region?"

     The general Rocky Mountain region of our country consists of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming.

"What are Rocky Mountain Companies?"

     Companies of any size and in any industry with a significant business presence in the Rocky Mountain Region are called Rocky Mountain Companies. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region.

"What are equity securities?"

     The term "equity securities" means (i) common stocks and (ii) preferred stocks, bonds, debentures and notes convertible into common stocks. Under normal conditions, it is anticipated that the Fund will invest at least 80%, and possibly up to 100%, of its net assets in such securities. The Fund may also, to a limited extent, make certain other types of investments.

     A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer.

"How are the Fund's investments chosen?"

     The Manager will generally seek to invest in established, financially sound, well-managed Rocky Mountain Companies whose securities it considers to be selling at reasonable prices relative to their growth rates and anticipated future values. In general, the Manager follows a "value" approach to investment selection; that is, emphasis will be placed upon selection of Rocky Mountain Companies whose securities are selling at lower prices than comparable investments. Other securities may be selected whose issuers the Manager believes are experiencing better growth relative to comparable investments. The Manager currently focuses on approximately 300-400 Rocky Mountain Companies from which it selects investments for the Fund's portfolio. In selecting investments the Manager anticipates considering a number of factors. These include but are not limited to: quality of management, ability of the company to generate earnings, revenue growth and free cash flow, strength of the company's balance sheet and the overall economic, monetary, political and market environment. The investment disciplines that the Manager employs to help control risk include, but are not limited to, monitoring valuation levels, earnings momentum and cash flow. The Manager also emphasizes visits to companies and frequent discussions with management. The Fund does not engage in active trading to achieve its investment objective.

     In unusual market conditions when the Manager believes a defensive posture for the Fund's investments is warranted, the Fund may temporarily invest a portion or all of its assets in high quality fixed-income securities such as U.S. government securities, corporate bonds or high grade short-term money-market securities, without geographic or percentage limitation. Only corporate securities rated "A" or better by a nationally recognized statistical rating organization will be purchased. Under these circumstances, the Fund may not achieve its investment objective.


"What are the other risk factors and special considerations specifically relating to the Fund's investments?"


     Companies with headquarters in the Rocky Mountain Region or with a significant business presence in the Region may also have significant business interests, sales and assets outside of the Region and may thus be subject to other economic influences.

     Since the practice of many growth-oriented companies in which the Fund will invest is to reinvest most or all of their earnings in the development of their business, the Fund does not expect to receive dividends enabling it to provide investors with any significant amount of current income. In addition, during at least the early fiscal years of the Fund, it is anticipated that all of such income will be applied to payment of Fund operating expenses, so that none will be available for distribution to shareholders.

         Fund Management

"How is the Fund managed?"

     Under an agreement with the Fund, Aquila Management Corporation (the "Manager"), 380 Madison Avenue, Suite 2300, New York, NY 10017, founder of the Fund, serves as its investment adviser and administrator; as such, in addition to providing administrative services, the Manager supervises the investment program of the Fund and the composition of its portfolio.

     Under its agreement with the Fund, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and sale of securities held in the portfolio of the Fund; and, at its expense, for pricing of the Fund's portfolio daily. The Manager's administrative services include providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


     During the Fund's fiscal year ended December 31, 2002, the Fund accrued management fees under its agreement with the Manager at the annual rate of 1.50% of its average annual net assets. All of these fees were waived.


Information about the Manager


     The Manager is the founder and serves as Manager for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $472 million, Tax-Free Fund of Colorado, with assets of $241 million and Tax-Free Fund For Utah, with assets of $88 million, all as of March 31, 2003. It is the founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds (including those named above), money-market funds and an equity fund. As of March 31, 2003, these funds had aggregate assets of approximately $3.77 billion. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


     Barbara Walchli, C.F.A., has acted as portfolio manager for the Fund since July, 1999, when she joined the Manager. Prior to becoming the Fund's portfolio manager, Ms. Walchli had 18 years of analytical investment experience, including 12 years developing short- and long-term equity strategy, 11 years as director of equity research and 8 years managing performance-oriented portfolios and funds. She managed or co-managed funds totaling $1.7 billion in assets and was responsible for equity strategy for a group managing $27.5 billion in assets. She also hired and supervised a number of equity analysts. Ms. Walchli holds an MBA in finance from Arizona State University and an AB from Smith College. She is a chartered financial analyst and member of various investment associations.

         Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that fixed-income securities maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases


"Are there alternative purchase plans?"

     The Fund provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of securities. You should choose the class that best suits your own circumstances and needs.


"Am I eligible to purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in one of the states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.


     On the date of this Prospectus, both Class A Shares and Class C Shares are available only in:

Alaska * Arizona * California * Colorado* Connecticut * Hawaii * Idaho * Kansas
 * Kentucky * Minnesota * Missouri * Montana * Nebraska * Nevada * New Jersey * New Mexico * New York * North Dakota* Ohio * Oklahoma * Oregon *
                          Utah * Washington * Wyoming


         In addition, Class A Shares but not Class C Shares are available in:


                            Iowa, Texas and Wisconsin


     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I

*    Initially, $1,000.

*    Subsequently, any amount (for investments in shares of the same class).

Option II

*    $50 or more if an Automatic Investment Program is established.

*    Subsequently, any amount you specify of $50 or more.

* You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

"How do I purchase shares?"

You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or financial intermediary that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.


     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


     The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?")

All purchases of Class A Shares are subject to the applicable sales charge.

                               Opening an Account

* Make out a check for the investment amount payable to Aquila Rocky Mountain Equity Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Fund's Agent, PFPC Inc.

                                            Adding to An Account


By Wire                                                   By Check

* Telephone the Agent (toll-free) at 800-437-1000         * Make out a check for the investment amount
(individual shareholders) or 877-953-6932                 payable to Aquila Rocky Mountain Equity Fund.
(broker/dealers) to advise us that you would like to
purchase shares of the Fund by wire transfer.             * Fill out the pre-printed stub attached to the
                                                          Fund's confirmations or supply the name(s) of
* Instruct your bank to transfer funds by wire to the     account owner(s), the account number, and the
following account:                                        name of the Fund.

Bank Name: PNC Bank, Philadelphia, PA                     * Send your check and account information to your
ABA Number: 031-0000-53                                   dealer or to the Fund's Agent, PFPC Inc.
Account Name: Aquilasm Group of Funds
Account No.: 85-0242-8425 Further Credit:
Aquila Rocky
Mountain Equity Fund.

Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

         Redeeming Your Investment

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

     Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:


         Class C Shares held for less than 12 months (from the date of purchase); and


         CDSC Class A Shares.

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809

By telephone, call:


800-437-1000
toll free


By FAX, send
instructions to:

302-791-1777

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

          a) to a Financial Institution account you have previously specified;
          or

          b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any seven-day period.

         Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification


     Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.


     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.


     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.


     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.


     Signature_Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.


         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated above after "Certificate Shares".


"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through the
                           Automated Clearing House
                           to your Financial
                           Institution account, if
                           you so requested on your
                           New Account Application
                           or Ready Access Features
                           Form.

Through a                  Check or wire, to your             None.
broker/dealer.             broker/dealer.                     However your
                                                              broker/dealer
                                                              may charge a
                                                              fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.


     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.


     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum. The redemption will require payment of any applicable CDSC.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"


     If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.


     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"


     An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.


                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of securities. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                 Class A Shares                     Class C Shares
               "Front-Payment Class"        "Level-Payment Class"

Initial Sales  Class A Shares are offered    None. Class C Shares are
Charge         at net asset value plus a     offered at net asset value
               maximum sales charge of       with no sales charge payable
               4.25%, paid at the time       at the time of purchase.
               of purchase. Thus, your
               investment is reduced
               by the applicable sales
               charge.

Contingent     None (except for              A maximum CDSC of 1% is
Deferred       certain purchases of          imposed upon the redemption
Sales Charge   $1 million or more            of Class C Shares held for
("CDSC")       and certain other             less than 12 months. No
               purchases)                    CDSC applies to Class C
                                             Shares acquired through the
                                             reinvestment of dividends
                                             or distributions.

Distribution   A distribution fee of         There is a level charge for
And Service    0.25 of 1% is imposed         distribution and service
Fees           on the average annual         fees for six years after the
               net assets represented        date of purchase at the
               by the Class A Shares.        aggregate annual rate of
                                             1% of the average net
                                             assets represented by the
                                             Class C Shares.

Other          The initial sales charge      Class C Shares, together
Information    is waived or reduced in       with a pro-rata portion
               some cases. Larger            of all Class C Shares
               purchases qualify for         acquired through
               lower sales charges.          reinvestment of dividends
                                             and other distributions
                                             paid in additional Class C
                                             Shares, automatically
                                             convert to Class A Shares
                                             after six years.

Systematic Payroll Investments

     You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price               Class C Shares Offering Price

   Net asset value per share                Net asset value per share
plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

     *    an individual;

     * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

         The following sales charges apply except during special promotions.

                            II                            III
                           Sales Charge as           Sales Charge as
                           Percentage of             Approximate
      I                    Public                    Percentage of
Amount of Purchase         Offering Price            Amount Invested

Less than $10,000          4.25%                          4.44%

$10,000 but less
than $25,000               4.00%                          4.17%

$25,000 but less
than $50,000               3.75%                          3.90%

$50,000 but less
than $100,000              3.50%                          3.63%

$100,000 but less
than $250,000              3.25%                          3.36%

$250,000 but less
than $500,000              3.00%                          3.09%

$500,000 but less
than $1,000,000            2.50%                          2.56%

For purchases of $1 million or more see "CDSC Class A Shares."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400
(Column II).     ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

CDSC Class A Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;


     (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

     (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.


Certain Investment Companies


     If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Special CDSC Class A Shares of the Fund without paying a front payment sales charge. You can get additional information from the Distributor.


     Special Promotion: Through December 31, 2003, or until the net assets of the Fund reach $9 million, whichever occurs sooner, the following terms will apply: 1) all applicable sales charges will be waived on all Class A Shares; 2) the Distributor will pay the broker/dealer an amount equal to 3% of the sales price; and 3) the shares so purchased will be called "Promotional CDSC Class A Shares" and will be subject to a CDSC if you redeem them within 36 months of purchase.

Redemption of CDSC Class A Shares


     Except in the case of Special or Promotional CDSC Class A Shares, discussed below, you will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year. However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.


         This special charge also applies to Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

         The CDSC for any share class will be waived for:


     * - Redemption following the death of the shareholder or beneficial owner.

     * - Redemptions by a fund when an account falls below the minimum required account size

     * - Redemptions of Class A Shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase.

     Special CDSC Class A Shares (purchased with the proceeds of shares of another investment company): You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first year after purchase, and 0.50 of 1% of that value if you redeem within the second year.

     Promotional CDSC Class A Shares (purchased during promotions): You will pay 3% of the shares' redemption or purchase value, whichever is less, if you redeem at any time up to 12 months after purchase, 2% of that value if you redeem from 12 to 24 months after purchase, and 1% of that value if you redeem after 24 and before 36 months after purchase.

     Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

         General

         Class A Shares may be purchased without a sales charge by certain classes of purchasers.

"What are the sales, service and distribution charges for Class C Shares?"

     *    No sales charge at time of purchase.

     * Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

     * After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

         Redemption of Class C Shares


     * You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first 12 months after purchase.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.


     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

         Broker/Dealer Compensation - Class C Shares


         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.


"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Fund makes payments with respect to both Class A and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


     For any fiscal year, these payments may not exceed 0.25 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.


     For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class C Shares


     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.


"Transfer on Death"("TOD") Registration (Both Classes)

     The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

         Dividends and Distributions

"How are dividends and distributions determined?"


     The Fund distributes dividends from net investment income, if any, on an annual basis following the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, will consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it then sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held less than one year, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions of Class C Shares will be lower than the per share dividends on the Class A Shares as a result of the higher service and distribution fees applicable to Class C Shares. In addition, the dividends and distributions of each class can vary because each class will bear certain class-specific charges.



"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution, unless you elect otherwise.

     You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Fund.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders and on capital gains distributions (if any).


     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.


         Tax Information

     Distributions from the Fund's net income and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares.

     Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund. Distributions from the Fund are also subject to applicable state income taxes. Consult your tax adviser.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                                       CLASS A
                                                           --------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                            2002          2001          2000          1999          1998
                                                           ------        ------        ------        ------        ------
Net asset value, beginning of period ................      $20.96        $19.64        $19.96        $16.76        $17.89
                                                           ------        ------        ------        ------        ------
Income (loss) from investment operations:
   Net investment income (loss) + ...................      (0.15)        (0.07)        (0.03)        (0.04)          -
   Net gain (loss) on securities (both realized
      and unrealized) ...............................      (3.07)         1.58         (0.09)         3.48         (0.96)
                                                           ------        ------        ------        ------        ------
   Total from investment operations .................      (3.22)         1.51         (0.12)         3.44         (0.96)
                                                           ------        ------        ------        ------        ------
Less distributions (note 8):
   Dividends from net investment income .............         -            -             -             -           (0.01)
   Distributions from capital gains .................         -          (0.19)        (0.20)        (0.24)        (0.16)
                                                           ------        ------        ------        ------        ------
   Total distributions ..............................         -          (0.19)        (0.20)        (0.24)        (0.17)
                                                           ------        ------        ------        ------        ------
Net asset value, end of period ......................      $17.74        $20.96        $19.64        $19.96        $16.76
                                                           ======        ======        ======        ======        ======
Total return (not reflecting sales charge) ..........      (15.36)%        7.73%       (0.55)%       20.56%        (5.31)%
Ratios/supplemental data
   Net assets, end of period (in thousands) .........      $4,242        $2,403        $2,109        $1,363        $1,880
   Ratio of expenses to average net assets ..........       1.52%         1.60%         1.57%         1.55%         1.74%
   Ratio of net investment loss to average
      net assets ....................................      (0.82)%       (0.44)%       (0.20)%       (0.27)%       (0.22)%
   Portfolio turnover rate ..........................       1.81%        28.54%        29.27%         6.45%        19.52%

The expense and net investment income ratios without the effect of the Manager's voluntary waiver of fees and expense reimbursement were:

   Ratio of expenses to average net assets ..........       4.15%         4.81%         5.57%         5.86%         4.74%
   Ratio of net investment loss to average
      net assets ....................................      (3.45)%       (3.66)%       (4.20)%       (4.59)%       (3.22)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ..........       1.50%         1.50%         1.51%         1.51%         1.55%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of
      Investment Adviser, replacing KPM Investment Management, Inc.

+ Per share amounts have been calculated using the monthly average shares method.


                                                                                          CLASS C
                                                                ----------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
                                                                ------       ------       ------       ------       ------
Net asset value, beginning of period .....................      $20.19       $19.07       $19.53       $16.53       $17.79
                                                                ------       ------       ------       ------       ------
Income (loss) from investment operations:
   Net investment income (loss) + ........................      (0.28)       (0.21)       (0.17)       (0.19)       (0.16)
   Net gain (loss) on securities
      (both realized and unrealized) .....................      (2.95)        1.52        (0.09)        3.43        (0.93)
                                                                ------       ------       ------       ------       ------
   Total from investment operations ......................      (3.23)        1.31        (0.26)        3.24        (1.09)
                                                                ------       ------       ------       ------       ------
Less distributions (note 8):

   Distributions from net investment income ..............        -            -            -            -          (0.01)
   Distributions from capital gains ......................        -          (0.19)       (0.20)       (0.24)       (0.16)
                                                                ------       ------       ------       ------       ------
   Total distributions ...................................        -          (0.19)       (0.20)       (0.24)       (0.17)
                                                                ------       ------       ------       ------       ------
Net asset value, end of period ...........................      $16.96       $20.19       $19.07       $19.53       $16.53
                                                                ======       ======       ======       ======       ======
Total return (not reflecting sales charge) ...............      (16.00)%      6.91%       (1.28)%      19.63%       (6.07)%
Ratios/supplemental data
   Net assets, end of period
      (in thousands) .....................................       $858         $372         $242         $185         $162
   Ratio of expenses to average net assets ...............       2.26%        2.34%       2.29%         2.34%        2.53%
   Ratio of net investment income (loss)
      to average net assets ..............................      (1.56)%      (1.23)%      (0.94)%      (1.10)%      (1.07)%
   Portfolio turnover rate ...............................       1.81%       28.54%       29.27%        6.45%       19.52%

The expense and net investment income ratios without the effect of the Manager's voluntary waiver of fees and expense reimbursement were:

   Ratio of expenses to average net assets ...............       4.95%        5.52%        6.32%        6.59%        5.70%
   Ratio of net investment loss to
      average net assets .................................      (4.25)%      (4.40)%      (4.97)%      (5.35)%      (4.23)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...............       2.25%        2.25%        2.23%        2.30%        2.33%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of
      Investment Adviser, replacing KPM Investment Management, Inc.

+ Per share amounts have been calculated using the monthly average shares method.


 [Inside back cover]


MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017



BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
Gary C. Cornia
Diana P. Herrmann
Cornelius T. Ryan


OFFICERS
Diana P. Herrmann, President
Barbara S. Walchli, Senior Vice President and Portfolio Manager
James M. McCullough, Senior Vice President
Kimball L. Young, Senior Vice President
Christine L. Neimeth, Vice President
Emily T. Rae, Vice President
Alan R. Stockman, Vice President
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M. W. Hines, Secretary



DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809


CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240



INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017


COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

  [Left column-Back cover]


     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.


     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll free).



     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-8168.



[Right column-Back cover]

Aquila
[LOGO]
Rocky
Mountain
Equity Fund

PROSPECTUS


One of The
Aquilasm Group Of Funds

                                   PROSPECTUS

     To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund including yield information, call:

                     800-437-1020 toll free or 212-697-6666

         To make shareholder account inquiries, call the Fund's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

This Prospectus should be read and retained for future reference

AQUILAsm
Group of Funds

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                           800-437-1020 * 212-697-6666

                                   Prospectus


Class Y Shares                                                   April 30, 2003
Class I Shares




Aquila Rocky Mountain Equity Fund (the "Fund") is a mutual fund whose objective is capital appreciation. It seeks to achieve its objective through investment in securities (primarily common stock or other equity securities) of companies having a significant business presence in the general Rocky Mountain region of our country.


For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

         PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
         800-437-1000 toll free

         For general inquiries & yield information
         800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....3
Fees and Expenses of the Fund....................4
Investment of the Fund's Assets..................5
Fund Management..................................6
Net Asset Value per Share........................7
Purchases .......................................7
Redeeming Your Investment........................8
Alternative Purchase Plans......................11
Dividends and Distributors......................13
Tax Information.................................14
Financial Highlights............................15

         The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's investment objective, which is a fundamental policy of the Fund, is to purchase and hold securities for capital appreciation.

"What is the Fund's investment strategy?"

     We call the general area consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming the "Rocky Mountain Region." The Fund seeks to achieve its objective by investing primarily in equity securities of companies ("Rocky Mountain Companies") having a significant business presence in the Rocky Mountain Region. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. Under normal circumstances the Fund will invest at least 80% of its assets in securities issued by such companies. In addition to common stocks, equity securities can include preferred stock and convertible fixed-income securities. In general, the Manager follows a "value" approach to investing.


"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller companies may experience different growth rates and higher failure rates than those of larger companies having longer operating histories.

     The Fund invests in companies varying widely in market capitalization, reflecting the different sizes of companies doing business in the Rocky Mountain Region. Although the Fund may invest in large capitalization companies, it is anticipated that the companies represented in the Fund's portfolio will be primarily those having market capitalization of middle to smaller size which the Manager believes offer the potential of capital appreciation due to their overall characteristics. These companies are comparatively less well known and may have less trading in their shares than larger companies. The prices of securities of such companies may be more volatile than the prices of securities of issuers which are more mature and have larger capitalizations and whose securities are more actively traded.

     Convertible fixed-income investments are subject to interest rate and credit risks.

     Because the Fund will invest most, and may invest all, of its assets in Rocky Mountain Companies, it may have less diversification and may experience greater volatility than funds without this investment policy. Furthermore, because the Fund's assets are subject to economic and other conditions affecting the various states which comprise the Rocky Mountain Region, an economic down-turn in one or more of those states could adversely affect the Fund's performance.

     Investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Aquila Rocky Mountain Equity Fund by showing changes in performance of the Fund's Class Y Shares from year to year over a six-year period. The table shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[Bar Chart]
Annual Total Returns - Class Y Shares
1997-2002


28%

24%
          22.98       20.78
20%       XXXX         XXXX
          XXXX         XXXX
16%       XXXX         XXXX
          XXXX         XXXX
12%       XXXX         XXXX
          XXXX         XXXX
 8%       XXXX         XXXX          7.97
          XXXX         XXXX          XXXX
 4%       XXXX         XXXX          XXXX
          XXXX         XXXX          XXXX
 0%       XXXX         XXXX          XXXX
                -5.08       -0.25           -15.20
-4%              XXXX        XXXX            XXXX
                 XXXX                        XXXX
-8%                                          XXXX
                                             XXXX
-10                                          XXXX
                                             XXXX
-12                                          XXXX
                                             XXXX
-14                                          XXXX
                                             XXXX

          1997   1998  1999   2000   2001   2002
     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended December 31, 2001) and the lowest return for a quarter was -16.81% (quarter ended September 30, 2002).

                      Average Annual Total Return

                                                       Since
For the Period Ended                1 Year  5 Years  Inception(1)
December 31,2002

Aquila Rocky Mountain Equity Fund
Class Y Shares
 Return before taxes          (15.20)%      0.92%          4.91%
     Return after taxes on
      distributions           (15.20)%      0.70%          4.43%
     Return after taxes on
      distributions and
      redemptions              (9.33)%      0.70%          3.87%

Russell 2000 Index(2)         (20.47)      (1.30)%         2.84%

(No Class I Shares were sold during these periods)

(1) From commencement of Class Y Shares on May 1, 1996.

(2) The Russell 2000 Index is an unmanaged index of small company stocks throughout the United States.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.

                                        Class I             Class Y
                                        Shares              Shares

Shareholder Fees
 (fees paid directly from your investment)

Maximum Sales Charge (Load)
 imposed on Purchases
 (as a percentage of offering price) ... None                None
Maximum Deferred Sales Charge (Load)...  None                None
Maximum Sales Charge (Load)
 imposed on Reinvested Dividends or
 Distributions
 (as a percentage of offering price)...  None                None
Redemption Fee (as a percentage of
 redemption proceeds)(1).............   2.00%                2.00%
Exchange Fees..........................  None                None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) (2)

Management Fee........................   1.50%               1.50%
Distribution (12b-1) Fee...............  0.10%(3)            None
Other(2)..             ................. 2.46%               2.42%
Total Annual Fund
 Operating Expenses(2).................. 4.06%               3.92%
Total Fee Waivers
 and/or Reimbursement(4)................ 2.67%               2.67%
Net Expenses(4)......................... 1.39%               1.25%

(1) This fee applies to shares redeemed within 120 days of purchase.

(2) The actual expense ratios for the fiscal year ended December 31, 2002 after giving effect to the waivers, expense reimbursement, and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 1.25% for Class Y Shares and would have been 1.39% for Class I Shares, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 2.21%; Class Y Shares bear only the common charges of 2.21% and an allocation for transfer agent services of 0.21%.

(3) Current rate; up to 0.25% can be authorized by the Trustees.

(4) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2003 through December 31, 2003 so that total Fund expenses will not exceed 1.39% for Class I shares or 1.25% for Class Y Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year   3 years  5 years  10 years


Class I Shares............$142(4)    $991    $1,856    $4,091
Class Y Shares............$127(4)    $950    $1,790    $3,970


(4) Absent fee waivers and reimbursements, one year expenses would be $408 for Class I Shares and $394 for Class Y Shares, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

     The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation, primarily through the common stocks or other equity securities of companies having a significant business presence in the Rocky Mountain Region of the country.

"What is the Rocky Mountain Region?"

     The general Rocky Mountain region of our country consists of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming.

"What are Rocky Mountain Companies?"

     Companies of any size and in any industry with a significant business presence in the Rocky Mountain Region are called Rocky Mountain Companies. These are companies (i) whose principal executive offices are located in the Rocky Mountain Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region.

"What are equity securities?"

     The term "equity securities" means (i) common stocks and (ii) preferred stocks, bonds, debentures and notes convertible into common stocks. Under normal conditions, it is anticipated that the Fund will invest at least 80%, and possibly up to 100%, of its net assets in such securities. The Fund may also, to a limited extent, make certain other types of investments.

     A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer.

"How are the Fund's investments chosen?"

     The Manager will generally seek to invest in established, financially sound, well-managed Rocky Mountain Companies whose securities it considers to be selling at reasonable prices relative to their growth rates and anticipated future values. In general, the Manager follows a "value" approach to investment selection; that is, emphasis will be placed upon selection of Rocky Mountain Companies whose securities are selling at lower prices than comparable investments. Other securities may be selected whose issuers the Manager believes are experiencing better growth relative to comparable investments. The Manager currently focuses on approximately 300-400 Rocky Mountain Companies from which it selects investments for the Fund's portfolio. In selecting investments the Manager anticipates considering a number of factors. These include but are not limited to: quality of management, ability of the company to generate earnings, revenue growth and free cash flow, strength of the company's balance sheet and the overall economic, monetary, political and market environment. The investment disciplines that the Manager employs to help control risk include, but are not limited to, monitoring valuation levels, earnings momentum and cash flow. The Manager also emphasizes visits to companies and frequent discussions with management. The Fund does not engage in active trading to achieve its investment objective.

     In unusual market conditions when the Manager believes a defensive posture for the Fund's investments is warranted, the Fund may temporarily invest a portion or all of its assets in high quality fixed-income securities such as U.S. government securities, corporate bonds or high grade short-term money-market securities, without geographic or percentage limitation. Only corporate securities rated "A" or better by a nationally recognized statistical rating organization will be purchased. Under these circumstances, the Fund may not achieve its investment objective.


"What are the other risk factors and special considerations specifically relating to the Fund's investments?"


     Companies with headquarters in the Rocky Mountain Region or with a significant business presence in the Region may also have significant business interests, sales and assets outside of the Region and may thus be subject to other economic influences.

     Since the practice of many growth-oriented companies in which the Fund will invest is to reinvest most or all of their earnings in the development of their business, the Fund does not expect to receive dividends enabling it to provide investors with any significant amount of current income. In addition, during at least the early fiscal years of the Fund, it is anticipated that all of such income will be applied to payment of Fund operating expenses, so that none will be available for distribution to shareholders.


                                 Fund Management

"How is the Fund managed?"

     Under an agreement with the Fund, Aquila Management Corporation (the "Manager"), 380 Madison Avenue, Suite 2300, New York, NY 10017, founder of the Fund, serves as its investment adviser and administrator; as such, in addition to providing administrative services, the Manager supervises the investment program of the Fund and the composition of its portfolio.

     Under its agreement with the Fund, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and sale of securities held in the portfolio of the Fund; and, at its expense, for pricing of the Fund's portfolio daily. The Manager's administrative services include providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     During the Fund's fiscal year ended December 31, 2002, the Fund accrued management fees under its agreement with the Manager at the annual rate of 1.50% of its average annual net assets. All of these fees were waived.


Information about the Manager


     The Manager is the founder and serves as Manager for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $472 million, Tax-Free Fund of Colorado, with assets of $241 million and Tax-Free Fund For Utah, with assets of $88 million, all as of March 31, 2003. It is the founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds (including those named above), money-market funds and an equity fund. As of March 31, 2003, these funds had aggregate assets of approximately $3.77 billion. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


     Barbara Walchli, C.F.A., has acted as portfolio manager for the Fund since July, 1999, when she joined the Manager. Prior to becoming the Fund's portfolio manager, Ms. Walchli had 18 years of analytical investment experience, including 12 years developing short- and long-term equity strategy, 11 years as director of equity research and 8 years managing performance-oriented portfolios and funds. She managed or co-managed funds totaling $1.7 billion in assets and was responsible for equity strategy for a group managing $27.5 billion in assets. She also hired and supervised a number of equity analysts. Ms. Walchli holds an MBA in finance from Arizona State University and an AB from Smith College. She is a chartered financial analyst and member of various investment associations.

                            Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that fixed-income securities maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases


"Are there alternative purchase plans?"


     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of securities.


"Am I eligible to purchase shares of the Fund?"


     You can purchase shares of the Fund if you live in one of the states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.


     On the date of this Prospectus, both Class Y Shares and Class I Shares are available only in:

        Alaska * California * Colorado * Connecticut * Hawaii * Idaho * Kansas * Minnesota * Missouri * Nevada * New Jersey * New York* North
                             Dakota * Ohio* Wyoming


         In addition, Class Y Shares but not Class I Shares are available in:

Arizona * Montana * Nebraska * New Mexico * Utah

     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

For Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.


     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


     You may purchase Class I Shares only through a financial intermediary.

     The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")


Opening a Class Y Shares Account       Adding to a Class Y Shares
                                       Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to Aquila                           payable to Aquila
Rocky Mountain Equity                       Rocky Mountain Equity
Fund.                                       Fund.


* Complete the New Account                  * Fill out the pre-printed
Application which is                        stub attached
available with the Prospectus               to the Fund's
or upon request, indicating                 confirmations
the features you wish to                    or supply the name(s)
authorize.                                  of account owner(s),
                                            the account number, and
                                            the name of the
                                            Fund.


Send your check and                         Send your check and
completed New Account                       account information
Application to your                         to your dealer or
dealer or to the Fund's                     to the Fund's
Agent, PFPC Inc.                            Agent, PFPC Inc.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment


Redemption of Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809

By telephone, call:


800-437-1000 toll free


By FAX, send
instructions to:

302-791-1777

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

          a) to a Financial Institution account you have previously specified;
          or

          b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any seven-day period.

         Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification upon request



     Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.


     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.


     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.


     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

          To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

          account name(s)

          account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

          signature(s) of the registered shareholder(s) and

          signature guarantee(s), if required, as indicated below.

     To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.


     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.


     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program
         ("SEMP"), or the New York Stock Exchange, Inc. Medallion
         Signature Program ("MSP").


         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares


     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                  Method of Payment                  Charges

Under $1,000.               Check.                             None.

$1,000 or more.             Check, or wired or                 None.
                            transferred through the
                            Automated Clearing House
                            to your Financial
                            Institution account, if
                            you so requested on your
                            New Account Application
                            or Ready Access Features
                            Form.

Through a                   Check or wire, to your             None.
broker/dealer.              broker/dealer.                     However your
                                                               broker/dealer
                                                               may charge a
                                                               fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.


     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"


An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.


                           Alternative Purchase Plans

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of securities.


                       Class Y Shares            Class I Shares
                     "Institutional Class"  "Financial Intermediary Class"


Initial Sales              None.                   None. Financial
Charge                                             Intermediaries may
                                                   charge a fee for
                                                   purchase of shares.

Contingent                 None.                   None.
Deferred Sales
Charge ("CDSC")


Distribution and           None.                   Distribution fee of
Service Fees                                       up to 0.25 of 1% of
                                                   average annual net
                                                   assets allocable to
                                                   Class I Shares,
                                                   currently up to 0.10
                                                   of 1% of such net
                                                   assets, and a service
                                                   fee of up to 0.25 of 1%
                                                   of such assets.


"What price will I pay for the Fund's shares?"


     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined net asset value. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.


     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.


     The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.


"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

          (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;


          (ii) permit the Manager to make payment for distribution expenses out of its own funds; and


          (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made under the Plan out of assets represented by Class Y Shares.

     Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.


     These payments (currently up to 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.


     For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class I Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" "("TOD") Registration (Not available for Class I Shares)

     If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD account, you agree to be bound by the TOD Rules.


                           Dividends and Distributions

"How are dividends and distributions determined?"


     The Fund distributes dividends from net investment income, if any, on an annual basis following the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, will consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it then sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held less than one year, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions of Class I Shares will be lower than the per share dividends on the Class Y Shares as a result of the higher service and distribution fees applicable to Class I shares. In addition, the dividends and distributions of each class can vary because each class will bear certain class-specific charges.


     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution, unless you request otherwise.

     If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     Whether your dividends or distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your Class Y Shares investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.



     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders, and from capital gains distributions (if any).

     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Distributions from the Fund's net income and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares.

     Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund. Distributions from the Fund are also subject to applicable state income taxes. Consult your tax adviser.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). No historical information exists for Class I Shares, none of which were outstanding during the periods indicated. This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                                 CLASS Y
                                                     ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------
                                                      2002         2001         2000         1999         1998
                                                     ------       ------       ------       ------       ------
Net asset value, beginning of period ............    $21.19       $19.81       $20.07       $16.82       $17.91
                                                     ------       ------       ------       ------       ------
Income (loss) from investment operations:
   Net investment income (loss) + ...............    (0.10)       (0.02)        0.03        (0.01)        0.03
   Net gain (loss) on securities
      (both realized and unrealized) ............    (3.12)        1.59        (0.09)        3.50        (0.95)
                                                     ------       ------       ------       ------       ------
   Total from investment operations .............    (3.22)        1.57        (0.06)        3.49        (0.92)
                                                     ------       ------       ------       ------       ------
Less distributions (note 8):

   Distributions from net investment income .....      -            -            -            -          (0.01)
   Distributions from capital gains .............      -          (0.19)       (0.20)       (0.24)       (0.16)
                                                     ------       ------       ------       ------       ------
   Total distributions ..........................      -          (0.19)       (0.20)       (0.24)       (0.17)
                                                     ------       ------       ------       ------       ------
Net asset value, end of period ..................    $17.97       $21.19       $19.81       $20.07       $16.82
                                                     ======       ======       ======       ======       ======
Total return (not reflecting sales charge) ......    (15.20)%       7.97%      (0.25)%      20.78%       (5.08)%
Ratios/supplemental data
   Net assets, end of period
      (in thousands) ............................     $918        $1,040        $962         $922         $789
Ratio of expenses to average net assets .........     1.26%        1.35%        1.29%        1.33%       1.52%
   Ratio of net investment income (loss)
      to average net assets .....................     0.56%       (0.18)%       0.06%       (0.09)%      (0.01)%
      Portfolio turnover rate ...................     1.81%        28.54%      29.27%        6.45%       19.52%

The expense and net investment income ratios without the effect of the Manager's voluntary waiver of fees and expense reimbursement were:

   Ratio of expenses to average net assets .......    3.87%        4.59%        5.32%        5.60%        4.58%
   Ratio of net investment loss to
      average net assets .........................   (3.16)%      (3.42)%      (3.96)%      (4.36)%      (3.07)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .......    1.25%        1.25%        1.23%        1.30%        1.32%

Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc.

+ Per share amounts have been calculated using the monthly average shares method.

[Inside back cover]

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017


BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
Gary C. Cornia
Diana P. Herrmann
Cornelius T. Ryan

OFFICERS
Diana P. Herrmann, President
Barbara S. Walchli, Senior Vice President and Portfolio Manager
James M. McCullough, Senior Vice President
Kimball L. Young, Senior Vice President
Christine L. Neimeth, Vice President
Emily T. Rae, Vice President
Alan R. Stockman, Vice President
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M. W. Hines, Secretary



DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809


CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240



INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017


COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

  [Left column-Back cover]


     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.


     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-437-1020 (toll free).

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-8168.



[Right column-Back cover]

Aquila
[LOGO]
Rocky
Mountain
Equity Fund

PROSPECTUS


One of The
Aquilasm Group Of Funds

                                   PROSPECTUS

     To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund including yield information, call:

                     800-437-1020 toll-free or 212-697-6666

                     To make shareholder account inquiries,
                call the Fund's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

        This Prospectus should be read and retained for future reference

                        Aquila Rocky Mountain Equity Fund
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


Statement
of Additional
Information                                                    April 30, 2003



     This Statement of Additional Information (the " SAI") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 2003; one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


                        Prospectuses may be obtained from
                the Fund's Distributor, Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll free
                                 or 212-697-6666

                              Financial Statements


     The financial statements for the Fund for the year ended December 31, 2002, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.



TABLE OF CONTENTS
Fund History..................................................2
Investment Strategies and Risks...............................2
Fund Policies.................................................8
Management of the Fund........................................9
Ownership of Securities......................................17
Investment Advisory and Other Services ......................18
Brokerage Allocation and Other Practices.....................30
Capital Stock................................................31
Purchase, Redemption, and Pricing of Shares..................32
Additional Tax Information...................................41
Underwriters.................................................42
Performance..................................................42
Appendix A...................................................46


                        Aquila Rocky Mountain Equity Fund

                       Statement of Additional Information

                                  Fund History


..........The Fund is a Massachusetts business trust formed in 1994. It is an open-end, diversified management investment company.


                         Investment Strategies and Risks

..........The Fund's investment objective is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of companies having a significant business presence in the general Rocky Mountain region of our country, consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming.

Convertible Securities


..........The Fund may invest up to 25% of its assets in convertible securities, primarily of Rocky Mountain Companies, if the Manager believes there is potential of capital growth through the conversion option and acceptable investment income prior to conversion. Only convertible securities rated investment grade by a nationally recognized statistical rating organization will be purchased. In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for debt obligations. Obligations rated within the four highest ratings are considered "investment grade." Not more than 5% of the Fund's net assets may be invested in convertible securities having the lowest of the four investment grade ratings. Obligations rated in the fourth such credit rating are considered by the rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. See Appendix A below for more information about credit.


..........A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

..........In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

..........The Fund may also invest up to 5% of its net assets, as determined at time of purchase, in warrants of Rocky Mountain Companies. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.

Lending of Portfolio Securities


..........In order to generate additional income, the Fund may lend portfolio securities, up to 25% of its net assets, to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which the Manager has determined are creditworthy under guidelines established by the Fund's Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders' fees paid to broker-dealers and any other related expenses.


Borrowings by the Fund

..........The Fund can borrow money for temporary or emergency purposes from a bank. The Fund will not borrow amounts in excess of 10% of net assets and will not purchase securities if borrowings are equal to or greater than 5% of net assets. The Fund intends primarily to exercise such borrowing authority to meet any abnormal level of shareholder redemptions and under circumstances where redemptions exceed available cash.

Repurchase Agreements

..........The Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Manager will regularly review the financial strength of all parties to repurchase agreements with the Fund.

..........Under a repurchase agreement, at the time the Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

..........Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

..........The Fund retains an unqualified right to possess and sell the Resold
Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.

Shares of Investment Companies

..........The Fund may purchase shares of money-market portfolios of investment companies other than those of the Aquilasm Group of Funds. The Fund will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which the Fund invests may have a distribution plan under which it may pay for distribution expenses or services. Such investments will ordinarily be made to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. The Fund may not invest in the shares of investment companies if immediately thereafter it has invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; it may not invest in such a company if immediately thereafter it owns more than 3% of the total outstanding voting stock of such a company.

Options Transactions


..........The Fund may purchase put options and purchase and write (i.e., sell)
call options for hedging purposes, in order to generate additional income, or as a means of taking a position in a security deemed attractive by the Manager. The Fund will purchase or write options only on equity securities that are traded on national securities exchanges or that are listed on NASDAQ. The Fund may purchase put and write call options only on equity securities which are held in the Fund's investment portfolio or to close out positions. Additionally, the Fund may purchase calls on securities which are not in the Fund's portfolio or to close out positions.


..........The Fund will not (a) write call options if immediately after any such transaction, the aggregate value of the securities underlying the calls would exceed 20% of the Fund's net assets, or (b) purchase put or call options if, immediately after such purchases, the premiums paid for all such options owned at the time would exceed 5% of the Fund's net assets. The Fund will not write put options except to close out positions.

..........While the Fund may engage in puts and calls to a limited extent, there are certain risks associated with this activity that are different than investing in the underlying securities directly. Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Manager's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include dependence upon the Manager's ability to predict correctly movements in the direction of securities prices and the possible absence of a liquid secondary market for any particular instrument at any time.

Writing Covered Call Options

..........The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund to generate additional income from option premiums. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security underlying the option. Covered call options will generally be written on securities which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

..........A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time prior to a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation
(OCC) and of the Exchanges. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write call options on when-issued securities.

..........Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration date of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or a loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account. The Fund does not consider a security covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

..........The premium received is the market value of an option. The premium the
Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

..........Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

..........If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with rules of the OCC, which is an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

..........Call options written by the Fund will normally have expiration dates of less than nine months from the date written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

..........The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


Federal Income Tax Treatment of Covered Call Options.

..........Expiration of an option or entry into a closing purchase transaction will result in a capital gain. If the option is "in-the-money" (i.e., the option strike price is less than the market value of the security covering the option) at the time it was written, any gain or loss realized as a result of the closing purchase transaction will be long-term capital gain or loss, if the security covering the option was held for more than 12 months prior to the writing of the option. The holding period of the securities covering an "in-the-money" option will not include the period of time the option is outstanding. If the option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

..........If the Fund writes options other than "qualified covered call options,"
as defined in the Internal Revenue Code, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. In addition, any options written against securities other than stocks will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss.


Purchasing Put Options


..........The Fund may purchase put options on an underlying security owned by the Fund. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. The example of such use of put options is provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing put options.


..........The Fund may purchase a put option on an underlying security (a
"protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of its security. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

..........The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. The option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.


Writing Put Options

..........The Fund will not write put options except to close out transactions as described above.


Purchasing Call Options


..........The Fund may purchase call options. As the holder of a call option, the
Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing call options.


..........Call options may be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to fix its cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of stock that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

..........The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.


Risks Associated with Options Transactions

..........Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Manager's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include (i) dependence upon the Manager's ability to predict correctly movements in the direction of securities prices; (ii) imperfect correlation between the price of options and the movements in the prices of securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time;
(v) the possible need to defer closing out certain hedged positions to avoid adverse consequences and (vi) the possible inability of the Fund to purchase or sell portfolio securities at a time when it would otherwise be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because of the requirement for the Fund to maintain "cover" or to segregate securities in connection with a hedging transaction.


Portfolio Turnover

..........A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 60%. The factors which may affect the rate include (i) the possible necessary sales of portfolio securities to meet redemptions; and
(ii) the possibility of purchasing or selling portfolio securities without regard to the length of time they have been held to attempt to take advantage of market opportunities and to avoid market declines. Short-term trading increases portfolio turnover and transaction costs.


                                  Fund Policies

Investment Restrictions


..........The Fund has a number of policies concerning what it can and cannot do.
Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:



1. The Fund invests only in certain limited securities.

..........The Fund cannot buy any securities other than those discussed under
"Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI; therefore the Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.

..........The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Manager who individually own beneficially more than 0.5% of the securities of that issuer together own in the aggregate more than 5% of such securities.

..........The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.


2. The Fund does not buy for control.

..........The Fund cannot invest for the purpose of exercising control or management of other companies.


3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

..........Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of options and can pay premiums on these options.


4. The Fund is not an underwriter.

..........The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.


5. The Fund has industry investment requirements.

..........The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.


6. The Fund can make loans only by lending securities or entering into repurchase agreements.

..........The Fund can lend its portfolio securities (see "Lending of Portfolio
Securities") and can enter into repurchase agreements (see "Repurchase Agreements") but cannot otherwise make loans. The Fund can buy debt securities as described above (see "Investment of the Fund's Assets"); this is investing, not making a loan.


7. The Fund can borrow only in limited amounts for special  purposes.

..........The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities.

The Fund will not purchase any security while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                             Management of the Fund

The Board of Trustees


..........The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan. The Fund's sole standing committee is the Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee, which met once during the last fiscal year, recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls.



Trustees and Officers


The following material includes information about each Trustee and officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.




Trustees
and Officers
                                                                        Number of
                         Positions Held                                 Portfolios in   Other Directorships
                         with                                           Fund Complex     Held by Trustee
                         Fund                                           Overseen by     (The position held is a
Name, Address(1) and     and Length of     Principal Occupation(s)      Trustee         directorship unless
Date of Birth            Service(2)        During Past 5 Years                          indicated otherwise.)

Interested Trustees(3)

Lacy B. Herrmann          Chairman of      Founder and Chairman of the        12      Director or trustee, OCC Cash
New York, NY              the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)                Trustees since   Corporation, the sponsoring                Accumulation Trust,
                          1993             organization and Manager or                Oppenheimer Quest Value Funds
                                           Administrator and/or Adviser or            Group, Oppenheimer Small Cap
                                           Sub-Adviser to each fund of the            Value Fund, Oppenheimer
                                           Aquilasm Group of Funds (4) and            Midcap Fund, and Oppenheimer
                                           Founder, Chairman of the Board             Rochester Group of Funds.
                                           of Trustees and (currently or
                                           until 1998) President of each
                                           since its establishment,
                                           beginning in 1984; Director of
                                           the Distributor since 1981and
                                           formerly Vice President or
                                           Secretary, 1981-1998; President
                                           and a Director, STCM Management
                                           Company, Inc., sponsor and
                                           investment adviser to Capital
                                           Cash Management Trust since
                                           1973; Trustee Emeritus,  Brown
                                           University and active in
                                           university, school and
                                           charitable organizations.
Diana P. Herrmann         Trustee since    President and Chief Operating      7                   None
New York, NY              1997 and         Officer of the Manager since
(02/25/58)                President        1997, a Director since 1984,
                          since 2002       Secretary since 1986 and
                                           previously its Executive Vice
                                           President, Senior Vice President
                                           or Vice President, 1986-1997;
                                           President, Senior Vice President
                                           or Executive Vice President of
                                           funds in the Aquilasm Group of
                                           Funds since 1986; Director of
                                           the Distributor since 1997;
                                           trustee, Reserve Money-Market
                                           Funds, 1999-2000 and Reserve
                                           Private Equity Series,
                                           1998-2000; active in mutual fund
                                           and trade organizations and in
                                           charitable and volunteer
                                           organizations.
Non-Interested
Trustees

Tucker Hart Adams         Trustee since    President, The Adams Group,        2      Director, Touch America,
Colorado Springs,         1993             Inc., an economic consulting              Colorado Health Facilities
CO                                         firm, since 1989; formerly Chief          Authority, Avista
(01/11/38)                                 Economist, United Banks of                Laboratories, Inc. and
                                           Colorado; currently or formerly           Mortgage Analysis Computer
                                           active with numerous                      Corp.
                                           professional and community
                                           organizations.

Arthur K. Carlson         Trustee          Retired; formerly Senior Vice      2      Advisory director of the
Paradise Valley, AZ       since 1993       President and Manager, Trust              Renaissance Companies
(01/08/22)                                 Division of the Valley National
                                           Bank of Arizona; past President,
                                           New York Society of Security
                                           Analysts; member, Phoenix
                                           Society of Security Analysts;
                                           former director, Financial
                                           Analysts Federation; director,
                                           Northern Arizona University
                                           Foundation; currently or
                                           formerly active with various
                                           other professional and community
                                           organizations.

Gary C. Cornia            Trustee since    President, the National Tax        4                   None
Orem, UT                  2002             Association; Professor and Chair
(06/24/48)                                 of the Executive Committee, the
                                           International Center for Land
                                           Policy Studies and Training
                                           Institute, Taipei, Taiwan;
                                           formerly Associate Dean,
                                           Marriott School of Management,
                                           Brigham Young University,
                                           1991-2000; Chair, Utah
                                           Governor's Tax Review Committee
                                           since 1993; Faculty Associate,
                                           the Land Reform Training
                                           Institute, Taipei, Taiwan and
                                           The Lincoln Institute of Land
                                           Policy, Cambridge, Massachusetts.
                                           .
Cornelius T. Ryan         Trustee since    Founder and General Partner,       3      Director of Neuberger &
Westport, CT and          1996             Oxford Ventures Partners, a               Berman Equity Funds.
Sun Valley, ID                             group of investment venture
(11/14/31)                                 capital partnerships, since 1981
                                           and Founder and General Partner,
                                           Oxford Bioscience Partners, a
                                           group of venture capital
                                           partnerships focused on life
                                           sciences, genomics, healthcare
                                           information technology and
                                           medical devices, since 1991.

Officers

James M. McCullough       Senior Vice      Senior Vice President or Vice      N/A                 N/A
Portland, OR (06/11/45)   President        President of Aquila Rocky
                          since 1999       Mountain Equity Fund and four
                                           Aquila Bond Funds; Senior Vice
                                           President of the Distributor
                                           since 2000; Director of Fixed
                                           Income Institutional Sales, CIBC
                                           Oppenheimer & Co. Inc., Seattle,
                                           WA, 1995-1999.

Jerry G. McGrew           Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)   President        since 1998, Registered Principal
                          since 1996       since 1993, Senior Vice
                                           President, 1997-1998 and Vice
                                           President, 1993-1997; Senior
                                           Vice President, Aquila Rocky
                                           Mountain Equity Fund and five
                                           Aquila Bond Funds and Vice
                                           President, Churchill Cash
                                           Reserves Trust, 1995-2001.

Barbara S. Walchli        Senior Vice      Senior Vice President of the       N/A                 N/A
Phoenix, AZ               President        Manager since 1999; Fund
(09/24/52)                since 1999       Co-manager, One Group Large
                                           Company Growth Fund and One
                                           Group Income Equity Fund, Banc
                                           One Investment Advisors,
                                           1996-1997; Director of Research,
                                           Senior Vice President, First
                                           Interstate Capital Management,
                                           1995-1996; Investment Committee,
                                           Arizona Community Foundation
                                           since 1986; member, Institute of
                                           Chartered Financial Analysts,
                                           Association for Investment
                                           Management and Research and the
                                           Phoenix Society of Financial
                                           Analysts; formerly Senior
                                           Analyst, Banc One Investment
                                           Advisors and Director of
                                           Research, Valley National Bank.

Kimball L. Young          Senior Vice      Co-portfolio manager, Tax-Free     N/A                 N/A
Salt Lake City, UT        President        Fund For Utah since 2001;
(08/07/46)                since 1999       Co-founder, Lewis Young
                                           Robertson & Burningham, Inc., a
                                           NASD licensed broker/dealer
                                           providing public finance
                                           services to Utah local
                                           governments, 1995-2001; Senior
                                           Vice President of two Aquila
                                           Bond Funds and Aquila Rocky
                                           Mountain Equity Fund; formerly
                                           Senior Vice President-Public
                                           Finance, Kemper Securities Inc.,
                                           Salt Lake City, Utah.

Christine L. Neimeth      Vice President   Vice President of Aquila Rocky     N/A                 N/A
Portland, OR              since 1999       Mountain Equity Fund and
(02/10/64)                                 Tax-Free Trust of Oregon;
                                           Management Information Systems
                                           consultant, Hillcrest Ski and
                                           Sport, 1997; Institutional
                                           Municipal Bond Salesperson,
                                           Pacific Crest Securities, 1996;
                                           active in college alumni and
                                           volunteer organizations.

Emily T. Rae              Vice President   Vice President of Aquila Rocky     N/A                 N/A
Aurora, CO                since 2002       Mountain Equity Fund and
(03/02/74)                                 Tax-Free Fund of Colorado since
                                           2002; investment analyst,
                                           Colorado State Bank and Trust,
                                           2001-02; financial analyst, J.P.
                                           Morgan, 2000-01, senior
                                           registered associate,
                                           Kirkpatrick Pettis, 1998-2000;
                                           registered associate, FBS
                                           Investments (now U.S. Bancorp
                                           Piper Jaffray), 1997-98.

Alan R. Stockman          Vice President   Senior Vice President, Tax-Free    N/A                 N/A
Scottsdale, AZ            since 1999       Trust of Arizona since 2001,
(07/31/54)                                 Vice President, 1999-2001; Vice
                                           President, Aquila Rocky Mountain
                                           Equity Fund since 1999; Bank
                                           One, Commercial Client Services
                                           representative, 1997-1999;
                                           Trader and Financial Consultant,
                                           National Bank of Arizona (Zions
                                           Investment Securities Inc.),
                                           Phoenix, Arizona 1996-1997.

Rose F. Marotta           Chief            Chief Financial Officer of the     N/A                 N/A
New York, NY              Financial        Aquilasm Group of Funds since
(05/08/24)                Officer since    1991 and Treasurer, 1981-1991;
                          1993             Treasurer and Director, STCM
                                           Management Company, Inc., since
                                           1974; Treasurer of the Manager
                                           since 1984 and of the
                                           Distributor, 1985-2000.

Joseph P. DiMaggio        Treasurer        Treasurer of the Aquilasm Group    N/A                 N/A
New York, NY              since 2000       of Funds and the Distributor
(11/06/56)                                 since 2000; Controller, Van Eck
                                           Global Funds, 1993-2000.

Edward M. W. Hines        Secretary        Partner, Hollyer Brady Smith &     N/A                 N/A
New York, NY              since 1993       Hines LLP, legal counsel to the
(12/16/39)                                 Fund, since 1989; Secretary of
                                           the Aquilasm Group of Funds.

Robert W. Anderson        Assistant        Compliance Officer of the          N/A                 N/A
New York, NY (08/23/40)   Secretary        Manager since 1998 and Assistant
                          since 2000       Secretary of the Aquilasm Group
                                           of Funds since 2000; trustee,
                                           Alpha Strategies Fund since
                                           July, 2002; Consultant, The
                                           Wadsworth Group, 1995-1998.

John M. Herndon           Assistant        Assistant Secretary of the         N/A                 N/A
New York, NY (12/17/39)   Secretary        Aquilasm Group of Funds since
                          since 1995       1995 and Vice President of the
                                           four Aquila Money-Market Funds
                                           since 1990; Vice President of
                                           the Manager since 1990.
Lori A. Vindigni         Assistant         Assistant Treasurer of the         N/A                 N/A
New York, NY             Treasurer since   Aquilasm Group of Funds since
(11/02/66)               2000              2000; Assistant Vice President
                                           of the Manager since 1998; Fund
                                           Accountant for the Aquilasm
                                           Group of Funds, 1995-1998.

(1) The mailing address of each Trustee and officer is c/o Aquila Rocky Mountain Equity Fund, 380 Madison Avenue, New York, NY 10017.

(2) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(3) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                (as of 12/31/02)

                           Dollar Range of             Aggregate Dollar Range
                           Ownership in Aquila(sm)     of Ownership in Aquilasm
Name of Trustee             Rocky Mountain Equity      Investment Companies
                            Fund(1)                    Overseen by Trustee(1)
Interested Trustees

Lacy B. Herrmann                   D                         E

Diana P. Herrmann                  B                         E

Non-interested Trustees

Tucker Hart Adams                  B                         B

Arthur K. Carlson                  C                         C

Gary C. Cornia                     C                         C

Cornelius T. Ryan                  B                         B

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor


Trustee Compensation


     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2002, the Fund paid a total of $16,766 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.


     The Fund is one of the twelve funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                            Compensation        Number of
                                            from all            boards on
                  Compensation              funds in the        which the
                  from the                  Aquilasm            Trustee
Name              Fund                      Group               serves
                                            of Funds


Tucker H.
Adams,            $2,600                    $10,900               2
Trustee

Arthur K.
Carlson,           2,600                     11,850               2
Trustee

Gary C.
Cornia             1,033                    15,433                4
Trustee

Cornelius
T. Ryan,           3,100                    11,850                3
Trustee

     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers. (See "Reduced Sales Charges for Class A Shares," below.)

                             Ownership of Securities


     On April 15, 2003, the following institutional holders held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients.


Name and address
of the
institutional holder
                                       Number of shares       Percent of class


                                                     Class A Shares

MLPF&S for the sole benefit of               62,763              21.92%
its customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

Trustlynx & Co.                              14,534              5.08%
P. O. Box 173736
Denver, CO 80217
                                                      Class C Shares

Painewebber for the benefit of                2,971              5.96%
Jack Williams and Avis Williams &
Avis Williams family LP
2993 South 2850 West
West Haven Ut 84401-9722

Mlpf&S for the sole benefit of               31,597              63.41%
Its customers
Attn Fund Administration
4800 Deer Lake Dr East 3rd Fl
Jacksonville FL 32246-6484
                                                      Class Y Shares

KPM Investment Management Inc                 46,324              88.75%
10250 Regency Cir
Omaha NE 68114

MLPF&S for the sole benefit of                3,850              7.38%
its customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

     As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.

                     Investment Advisory and Other Services

Information about the Manager and the Distributor


     During the fiscal years ended December 31, 2002, 2001 and 2000 the Fund accrued fees to the Manager as follows, all of which were waived:

Year                       Manager          Other Transactions

2002                       $76,398           In addition, the Manager
                                             agreed to reimburse the
                                             Fund for expenses in the
                                             Amount of $59,131, of which
                                             $53,453 was paid during
                                             the fiscal year and
                                             $5,678 in January, 2003.

2001                       $50,197           In addition, the Manager
                                             agreed to reimburse the
                                             Fund for expenses in the
                                             Amount of $60,872, of which
                                             $57,491 was paid during
                                             the fiscal year and
                                             $3,381 in January, 2002.


2000                       $44,301           In addition, the Manager
                                             agreed to reimburse the
                                             Fund for expenses in the
                                             Amount of $75,989, of which
                                             $74,788 was paid during
                                             the fiscal year and
                                             $1,201 in January, 2001.



     The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on relative net assets of that class.



     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of twelve funds (four money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


     The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

The Sub-Advisory and Administration Agreement

     Under the Sub-Advisory and Administration Agreement (the "Agreement") the founder of the Fund, Aquila Management Corporation, serves the Fund as its Manager -- i.e., its investment adviser and administrator.

     Under the Agreement, at its own expense, the Manager provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Manager.

     Subject to the control of the Fund's Board of Trustees, the Manager provides all administrative services to the Fund; as part of such duties, the Manager (i) provides office space, personnel, facilities and equipment for the performance of its investment advisory duties and the following functions and for the maintenance of the Fund's headquarters; (ii) oversees all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Fund's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Fund's shares; (iii) (except with respect to the pricing of the Fund's portfolio, which is specifically discussed below) either keeps the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund; (iv) maintains the Fund's books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Fund's insurance relationships; (v) prepares, on the Fund's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Fund's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

     The Agreement contains provisions governing the former arrangement in which the principal investment advisory function was performed by a third party under a separate Investment Advisory Agreement; because the Manager rather than a third party now performs the investment advisory function, those provisions are currently inapplicable. Other provisions in the Agreement govern the assumption by the Manager of the investment management function in the event of termination of the separate Investment Advisory Agreement, which provisions, including a requirement of full review and approval by the Trustees (including the non-interested Trustees of the Fund), were satisfied upon termination of the KPM Advisory Agreement in July 1999, and setting forth the terms and conditions, described below, of the Manager's ongoing performance as investment adviser.

     Under the Agreement the Manager, having assumed the investment advisory duties, shall (i) supervise continuously the investment program of the Fund and the composition of its portfolio; (ii) determine what securities shall be purchased or sold by the Fund; (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Fund agrees, in the event that the Manager assumes the duties of managerial investment adviser to the Fund, to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered under the Agreement, a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 1.50% of such net asset value on net assets of the Fund up to $15,000,000, 1.20% on net assets of the Fund above $15,000,000 to $50,000,000 and 0.90 of 1% of the Fund's net assets above $50,000,000.

     The Agreement may be terminated at any time without penalty by the Manager upon sixty days' written notice to the Fund; it may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. The Agreement will otherwise continue indefinitely. In either case the notice provision may be waived.

     The Agreement provides that the Manager shall not be liable for any error in judgment or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Agreement. The Fund agrees to indemnify the Manager to the full extent permitted by the Declaration of Trust.

Advisory and Sub-Advisory/Administration Fees

     Under the Sub-Advisory and Administration Agreement, the Fund accrued fees to the Manager (as Sub-Adviser and Administrator) that were payable monthly and computed on the net asset value of the Fund at the end of each business day at different levels, depending on the net assets of the Fund. The aggregate annual rates of those fees were as follows:

Aggregate Annual Rates

Fund Net Assets                    Total Fees

Up to $15 million                   1.50%

$15 million up to
   $50 million                      1.20%

Above $50 million                   0.90%


Renewal of the the Sub-Advisory Agreement


     Renewal for the year ending June 30, 2003 of the Sub-Advisory Agreement between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in June, 2002. At a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

          o    Copies of the agreement to be renewed;

          o    A term sheet describing the material terms of the contract;

          o The report of the Manager containing data about the performance of the Fund, data about the fees, expenses and profitability of the Manager and comparisons of such data with similar data about comparable funds;

          o The Trustees had also reviewed on a quarterly basis reports on the Fund's performance, operations, portfolio and compliance;



     From the foregoing materials, the Trustees derived the following considerations:

          o Since the last renewal in 2001, the Fund has operated in a manner consistent with its objectives and within its investment restrictions.

          o Compared other equity funds, the Fund has normal contractual management fees. Many comparable funds have higher contractual management fees.

          o Investment performance has generally been satisfactory, given market conditions. Although year to date performance has lagged the Russell 2000 index, it has been better than the S&P 500 index. During 2001 the Fund outperformed the Russell 2000 and S&P Indexes. Three-year results were similar.

          o The Fund has a comparatively high operating expense ratio due to its relatively small size. However, since all fees were waived and expenses in the amount of $60,872 were reimbursed, the actual operating expense ratio was 1.50% for Class A Shares.

          o Due to fee waivers and its reimbursement of the Fund's expenses, the Fund produced no profit to the Manager during the contract period.

          o Due to fee waivers and subsidization of the Fund's expenses, the performance and expense ratio of the Fund remained at a competitive level.

          o The Trustees were assured by the Manager that the fee waivers and expense reimbursements would continue until such time as the Fund reaches a size significant enough that full fees and expenses can be phased in without adversely affecting the Fund and its performance.

          o The services provided to the Fund by the Manager are similar to those provided to other regional equity funds.


     Having reviewed this information and having determined that it was reliable, the Board of Trustees and independent Trustees determined that the Trust is being well served by the Manager and that renewal of the agreement until June 30, 2003 was appropriate.

Underwriting Commissions


     During the fiscal years ended December 31, 2002, 2001 and 2000 the aggregate dollar amount of sales charges on sales of Class A Shares of the Fund was $2,550, $12,207 and $16,625, respectively, and the amount retained by the Distributor was $20, $693 and $137, respectively.


     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

                                                              Commissions
                               Sales Charge as                as
                               Percentage of Public           Percentage of
Amount of Purchase             Offering Price                 Offering Price

Less than $10,000              4.25%                          4.44%

$10,000 but less
than $25,000                   4.00%                          4.17%

$25,000 but less
than $50,000                   3.75%                          3.90%

$50,000 but less
than $100,000                  3.50%                          3.63%

$100,000 but less
than $250,000                  3.25%                          3.36%

$250,000 but less
than $500,000                  3.00%                          3.09%

$500,000 but less
than $1,000,000                2.50%                          2.56%


Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

     For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.


Provisions Relating to Class A Shares (Part I)

     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.


     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.


     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).


     As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.


     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.


     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.


     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.


     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.


     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.


     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


     During the fiscal year ended December 31, 2002, payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients most of whom are broker-dealers and were for compensation. No payments were made under Part III or Part IV of the Plan.


Payments to Qualified Recipients


     During the fiscal year ended December 31, 2002, $8,781 was paid to Qualified Recipients under Part I of the Plan, and $4,675 was paid to Qualified Recipients under Part II. Of these amounts, $1,423 and $45, respectively, were paid as compensation to the Distributor and $7,358 and $4,630, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.


     Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C (Level-Payment) Shares and Class I(Financial Intermediary) Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2002, $1,558 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended December 31, 2002.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

     The Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.


     The Fund's Custodian, Bank One Trust Company, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund's assets.


     The Fund's auditors, KPMG LLP, 757 Third Avenue, New York, New York 10017, perform an annual audit of the Fund's financial statements.

                    Brokerage Allocation and Other Practices


     During the fiscal years ended December 31, 2002, 2001 and 2000 all transactions in portfolio securities were transacted on a best execution basis. The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2002, 2001 and 2000 were approximately $10,000, $5,000 and $5,000, respectively. The reasons for the differences are primarily due to variations in the Fund's assets over the three-year period.


     The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Investment Advisory and Administration Agreement. In general, the primary consideration in effecting transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Manager has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Manager may consider a number of factors in determining which broker-dealers to use. These factors include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

                                  Capital Stock

         The Fund has four classes of shares.

     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.25% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class A Shares.

     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

     * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.


     * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.10 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.


     The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of securities and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.


     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

     The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares


     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:


     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;


     (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

     (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.


     CDSC Class A Shares do not include: (i) Class A Shares purchased without a sales charge as described under "General" below and (ii) Class A Shares purchased in transactions of less than $1 million unless certain special dealer arrangements are in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges for Certain Purchases of Class A Shares," below.


Short-Term Trading; Redemption Fee

     The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed, of Class I Shares or of Class Y Shares, if the redemption occurs within 120 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability.

Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.


     You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year. However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in the purchase transaction. "Special" or "Promotional" CDSC Class A Shares are subject to different CDSC arrangements, described below.


     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

     The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:


Amount of Purchase                              Amount Distributed to
                                                Broker/Dealer as a Percentage
                                                of Purchase Price


$1 million but less than $2.5 million                        1%

$2.5 million but less than $5 million                0.50 of 1%

$5 million or more                                   0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

     Class A Shares may be purchased without a sales charge by:

     *    the Fund's Trustees and officers,

     * the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor, and their parents and/or affiliates,

     *    selected dealers and brokers and their officers and employees,

     * certain persons connected with firms providing legal, advertising or public relations assistance,

     * certain family members of, and plans for the benefit of, the foregoing, and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

     Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

     Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

     (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Certain Investment Companies

     Class A Shares of the Fund may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

         To qualify, follow these special procedures:

     1. Send a completed New Account Application and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the New Account Application.

     2. Your completed New Account Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

     Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

Special Dealer Arrangements

     The Distributor (not the Fund) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Fund from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase price. These shares are called "Special CDSC Class A Shares."


Special Promotions


     Through December 31, 2003, or until the net assets of the Fund reach $9 million, whichever occurs sooner, the following terms will apply with respect to purchases of Class A Shares: 1) the applicable sales load will be waived; 2) the Distributor will pay to the broker/dealer an amount equal to 3% of the sales price; 3) the shares so purchased will be called "Promotional CDSC Class A Shares."


Redemption of Special and Promotional CDSC Class A Shares

     You will not be subject to any sales charge at the time of purchase.

     If you redeem all or part of your Special CDSC Class A Shares or Promotional CDSC Class A Shares during the periods after you purchase them indicated below, you must pay a special contingent deferred sales charge upon redemption.

     Special CDSC Class A Shares: You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first year after purchase, and 0.50 of 1% of that value if you redeem within the second year.

     Promotional CDSC Class A Shares: You will pay 3% of the shares' redemption or purchase value, whichever is less, if you redeem at any time up to 12 months after purchase, 2% of that value if redeemed between 12 and 24 months and 1% of that value if redeemed after 24 and before 36 months after purchase.

     These special charges will not apply to shares acquired through the reinvestment of dividends or distributions on or to Special or Promotional CDSC Class A Shares held for longer than the applicable time periods. When redeeming shares, the Agent will redeem the Special or Promotional CDSC Class A Shares held the longest, unless otherwise instructed. If you own both Special or Promotional CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all Special or Promotional CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, for example, a holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 24 depending on when your actual purchase was made. If you exchange your Special or Promotional CDSC Class A Shares for shares of an Aquila money-market fund, running of the applicable holding period for those exchanged shares will be suspended.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of shares sold.

     The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

     *    advertising of the Fund's shares;

     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the applicable regulations of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

          *    for fractional Class A Shares;

          * if you have selected Automatic Investment or Telephone Investment for Class A Shares;


          * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or


          *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege


     If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.


     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege


     There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Aquila-sponsored Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. This exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. The following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.


     (4) Redemption Fee Applicable to Certain Exchanges. The Fund currently imposes a redemption fee on any redemption of Class A Shares on which a sales charge is not imposed, and on Class I Shares and Class Y Shares, if the redemption occurs within 120 days of purchase.


     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that
(i) the shares being acquired are available for sale in your state of residence;
(ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

     Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

     You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. The close of the principal exchanges or other markets on which some of the Fund's portfolio securities are traded may be later than 4:00 p.m. New York time. Options are valued at the last prior sales price on the principal commodities exchange on which the option is traded or, if there are no sales, at the bid price. Debt securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

     During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "capital gains dividends."

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates.

Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters


     Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2002 were as follows:



Name of           Net Under-      Compensation       Brokerage         Other
Principal         writing         on Redemptions     Commissions       Compen-
Underwriter       Discounts       and                                  sation
                  And             Repurchases
                  Commissions


Aquila             $20            None                None              None(1)
Distributors
Inc.


(1) Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

                                   Performance

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.


     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to May 1, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During some of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding. No Class I Shares were outstanding during the periods listed.


Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and (if applicable) 10-year periods and a period since the inception of the operations of the Fund (on July 22, 1994) that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's classes to the value such an investment would have if it were completely redeemed at the end of each such period.


     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. Prior to April 30, 1996 the Fund's maximum sales charge was 4.75%. Effective April 30, 1996, the maximum sales charge was reduced to 4.25%. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.


     Investors should note that the maximum sales charge reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.


     Average Annual Compounded Rates of Return for the period ended December 31, 2002:

 One Year                      Class A Shares   Class C Shares   Class Y Shares

Return before taxes            (18.96)%          (16.84)%           (15.20)%

Return after  taxes on         (18.96)%                             (15.20)%
distributions
Return after  taxes on         (11.64)%                              (9.33)%
distributions and redemptions

Five Years

Return before taxes             (0.17)%         (0.07)%               0.92%
Return after  taxes on          (0.39)%                               0.70%
distributions

Return after  taxes on          (0.18)%                               0.70%
distributions  and
redemptions

Since
inception (1)
Return before taxes              6.23%            4.03%               4.91%
Return after  taxes              5.81%                                4.43%
 on distributions

Return after  taxes on           5.04%                                3.87%
distributions  and
redemptions
(1)
Class A Shares: July 22, 1994
Class C Shares: May 1, 1996
Class Y Shares: May 1, 1996

Average Annual Total Return

         These figures were calculated according to the following SEC formulas:

                                  P(1+T)n = ERV

Where             P  = a hypothetical initial payment of $1,000

                           T = average annual total return

                           n = number of years

                 ERV  =   ending redeemable value of a hypothetical
                  $1,000 payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

 Average Annual Total Return after Taxes on Distributions-

     A class's average annual total return after taxes on distributions is computed according to the following formula:

                                 P(1+T)n = ATVD

Where:            P= a hypothetical initial payment of $1,000

                  T= average annual total return (after taxes on distributions)

                  n = number of years

                  ATVD =ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or the period since inception), after federal taxes at the maximum rate on distributions but not after federal taxes on redemption. The effect of state and local taxes is not included.

Average Annual Total Return after Taxes on Distributions and Redemptions-

                                 P(1+T)n = ATVDR

Where:            P= a hypothetical initial payment of $1,000

                  T= average annual total return (after taxes on distributions)

                  n = number of years


                  ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
                  (or fractional portion) after taxes on fund distributions and redemption.


     The Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.



Total Return for the period ended December 31, 2002:

                       Class A Shares     Class C Shares        Class Y Shares

One Year                  (18.96)%           (16.84)%              (15.20)%

Five Years                 (0.86)%            (0.37)%                 4.71%

Since Inception(1)         66.69%             30.18%                37.70%

(1)
Class A Shares: July 22, 1994
Class C Shares: May 1, 1996
Class Y Shares: May 1, 1996

                                   APPENDIX A

             NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Bond Ratings

     At the date of this Additional Statement there are six organizations considered as Nationally Recognized Statistical Rating Organizations ("NRSROs") for purposes of Rule 15c3-1 under the Securities Exchange Act of 1934. Their names, a brief summary of their respective rating systems, some of the factors considered by each of them in issuing ratings and their individual procedures are described below.


STANDARD & POOR'S CORPORATION

     Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's commercial paper ratings are graded into several categories from "A-1" for the highest-quality obligations (which can also have a plus (+) sign designation) to "D" for the lowest. The two highest categories are:

     A-1: This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

     1) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

     2) Nature of and provisions of the obligation; and

     3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The two highest categories are:

     AAA: Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.

MOODY'S INVESTORS SERVICE

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

     Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

o    Leading market positions in well-established industries.

o    High rates of return on funds employed.

o Conservative capital structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of markets and assured sources of alternative liquidity.

     Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.


FITCH RATINGS


     The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are:

     F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     The Fitch long-term rating represents their assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. The Fitch long-term rating are:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.